Yadkin Financial Corporation NYSE: YDKN Raymond James 2014 U.S. Bank Conference Investor Presentation September 3, 2014

2 Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses reduced earnings due to larger credit losses; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of banks we may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or write-down assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in the interest rate environment which could reduce anticipated or actual margins; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans, which can be adversely affected by a number of factors, including changes in economic conditions, adverse trends or events affecting business industry groups; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Information in this presentation also contains forward-looking statements with respect to the recent merger of VantageSouth Bancshares, Inc. (“VantageSouth”) with and into the Company. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by such forward-looking statements, including without limitation: potential deposit attrition, higher than expected costs, customer loss and business disruption associated with business integration, including, without limitation, potential difficulties in maintaining relationships with key personnel, and technological integration. The forward- looking statements in this presentation speak only as of the date of this presentation, and the Company does not assume any obligation to update such forward-looking statements. Pro Forma and combined numbers contained in this presentation are used for illustrative purposes only and do not reflect the combined results of the Company and VantageSouth. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the July 23, 2014 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures and may be found at https://www.snl.com/irweblinkx/doc.aspx?IID=4140013&DID=28714921. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Important Information

Investment Thesis

- **Experienced Management**

  Management team has an average of over 25 years of experience

- **Growth Markets**

  Centered in one of the fastest-growing regions in the U.S.

- **Merger Integration on Track**

  Systems and organizational design completed and Conversion is progressing on time and on budget

- **Positive Business Momentum**

  Both Yadkin and VantageSouth posted strong operating results through Q2

- **Conservative Balance Sheet**

  Significant credit mark from YDKN and prior acquisitions



Ashe
Alleghany
Surry
Stokes
Rockingham
Caswell
Person
Vance
Warren
Northampton
Gates
Currituck
Camden
Perquimans
Chowan
Hertford
Halifax
Granville
Watauga
Wilkes
Yadkin
Forsyth
Guilford
Orange
Durham
Alamance
Avery
Mitchell
Madison
Yancey
Caldwell
Alexander
Iredell
Davie
Burke
Rowan
Davidson
Randolph
Chatham
Franklin
Nash
Raleigh
Wake
Edgecombe
Martin
Bertie
Wilson
Pitt
Washington
Tyrrell
Dare
Johnston
Buncombe
McDowell
Catawba
Haywood
Swain
Graham
Jackson
Rutherford
Cleveland
Lincoln
Gaston
Cabarrus
Lee
Harnett
Greene
Beaufort
Hyde
Wayne
Lenoir
Henderson
Polk
Mecklenburg
Stanly
Montgomery
Moore
Craven
Pamlico
Charlotte
Cherokee
Clay
Macon
Transylvania
Greenville
Cumberland
Sampson
Duplin
Jones
Richmond
Hoke
York
Union
Anson
Scotland
Spartanburg
Pickens
Oconee
Onslow
Carteret
Chester
Lancaster
Chesterfield
Marlboro
Robeson
Bladen
Pender
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Columbus
New Hanover
Abbeville
Newberry
Marion
Brunswick
Greenwood
Richland
Lee
Florence
Horry
McCormick
Saluda
Lexington
Sumter
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

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 Proven ability to execute organic and strategic growth initiatives and transform underperforming institutions • Grew RBC Centura from $2bn to $30bn in assets through organic growth and over 25 mergers and acquisitions • Executed a series of strategic initiatives at Yadkin to restore exceptional performance and drive shareholder value Years Prior Experience Name Title Experience Employer Position Joseph H. Towell Chairman of the Board 36 Yadkin Financial President & Chief Executive Officer First Union Managing Director Terry S. Earley Chief Financial Officer 30 RBC Bank Chief Financial Officer Chief Operating Officer W. Mark DeMarcus Chief Operating Officer 28 Yadkin Financial Chief Operating Officer Edwin H. Shuford Chief Credit Officer 27 Yadkin Financial Chief Credit Officer Credit/Risk Officer Wachovia Bank Senior Vice President Scott M. Custer President & Chief Executive Officer 31 RBC Bank Chief Executive Officer RBC Centura President Steven W. Jones Chief Banking Officer 19 RBC Bank President – Carolinas First Citizens Bank RBC Centura President – Personal & Business Banking RBC Centura Experienced Management With Deep Local Ties 4

Target footprint centers around the I-85 growth corridor, a key US “mega- region” for the next 40 years. Population Growth: • Raleigh - MSA is projected to grow by over 2x the national average between 2014 – 2019 • Charlotte - 17th largest U.S. city with a population of 796,921 making it the 3rd fastest growing big city in the U.S. in 2013 • NC is projected to be the 7th largest state in 2030, up from 10th currently • In NC 3+ million people to be added by 2030; over 1 million in VA. 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Projected Population Growth ('14 - '19) Raleigh MSA Charlotte MSA U.S. 8.2% 6.3% 3.5% Growth Markets: Population 5 Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce Raleigh/Durham Charlotte

Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce Business Climate: • 13 Fortune 500 companies headquartered in NC  7 currently headquartered in Charlotte metro area  Sealed Air Corp. (#345) announced relocation to Charlotte from NJ on July 23 • NC is the #1 state for corporate relocations and has been for 8 of the past 9 years • NC claimed top spot in Site Selection magazine’s listing of the best business climates in North America for the last 3 years Growth Markets: Business Climate 6 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Raleigh/Durham Charlotte

 Financial Assumptions: • One-time costs on track with majority expected by December 31, 2014 • $10 million cost save assumption remains valid; some realization occurred in Q2  Integration and System Conversion: On schedule for completion in late Q3 2014 DELIVERABLE: STATUS: • Successful bilateral system and organizational design process Completed • Core and periphery systems selection Completed • Organizational design and selection Completed • Product mapping Completed • Deposit pricing harmonization Completed • Accounting conversion Completed • Mortgage conversion Completed • Employee training Developed & underway • Mortgage training Underway • Customer communication and initiation of rebrand Underway • Final system conversion Scheduled for weekend of September 19 – 21 Merger Integration on Track 7

Combined Core Pre-Tax, Pre-Provision Earnings (1) ($000) Combined Operating Efficiency Ratio (1) (%) Net Charge-offs / Avg. Loans (2) (%) $13,171 $13,352 $13,943 $13,461 $15,057 $12,500 $13,250 $14,000 $14,750 $15,500 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 72.1% 70.8% 69.1% 69.4% 65.9% 60.0% 65.0% 70.0% 75.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Pre-Tax, Pre-Provision Operating ROAA (1) (%) 1.39% 1.40% 1.43% 1.40% 1.54% 1.20% 1.30% 1.40% 1.50% 1.60% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 (1) Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs (2) Does not include purchase accounting adjustments 0.34% 0.39% 0.10% 0.32% (0.07%) (0.15%) 0.00% 0.15% 0.30% 0.45% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Positive Business Momentum 8

 Assets Under Management (AUM) of $250mm  Aligned resources; average $150mm in deposits to 1 FA; 1:4 FA to Branch ratio  Provide advisory services, estate planning, trust services, high net worth insurance, P&C insurance, and life insurance solutions  Originations of $153mm YTD through Q2  Purchase focused model; purchases currently 68% of total volume; 25% government backed originations  Operational costs scaled for optimal efficiency  Started in Jan. 2013; originated over $146mm in first year  $130mm new originations YTD  $135mm committed and $85mm outstanding balance; 68 borrowers; average loan size of $155k  83% of portfolio is high-velocity vertical construction Note: New loan originations represent total loan commitments originated in each respective period  #1 Ranked SBA Lender in NC  Closed loan volume of $56mm YTD through Q2 (96% increase over same time period in 2013)  Conducting business in 23 states in eastern U.S.  Awarded 2013 Platinum Award from U.S. SBA  51 Commercial Bankers covering the Carolinas  Combined loan portfolio of $1.9bn  Loan production of $406mm YTD through Q2  Balanced between fixed and floating originations SBA Lending Commercial Banking Builder Finance Mortgage Origination Wealth Management Spread Based Business Lines Fee Based Business Lines  74 Branch locations across the Carolinas with combined loan portfolio of $539mm  Loan production of $54mm YTD through Q2  Strong focus on referrals to key business partners (Merchant Services, Mortgage, and Wealth Management) Retail Banking Diversified Business Lines 9

4.29% 4.17% 4.18% 4.15% 4.07% 4.25% 4.07% 4.11% 4.08% 3.98% 3.94% 3.80% 3.87% 3.86% 3.80% 3.50% 3.75% 4.00% 4.25% 4.50% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 GAAP NIM (FTE) Adjusted NIM (Less Accelerated Loan Accretion, Includes Scheduled Accretion & Amortization) Core NIM (Excludes All Purchase Accounting Impacts) Combined Net Interest Margin (%) Combined Core Net Interest Margin Remains Stable 10

$1,701 $2,010 $1,368 $991 $1,124 $3,642 $2,023 $1,630 $1,340 $1,299 $1,058 $1,525 $1,884 $2,341 $2,121 $1,401 $1,259 $1,066 $1,025 $1,264 $2,842 $2,848 $2,671 $2,539 $2,730 $0 $3,000 $6,000 $9,000 $12,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Other Mortgage SBA Other service charges Service charges & fees on deposits accounts Combined Non-Interest Income Composition* ($000) *Excludes gain on acquisition and realized securities gains and losses $8,619 $9,665 $10,644 $8,236 $8,538  Linked quarter growth of 3.7% driven by deposit fees, wealth management, merchant business, and BOLI  SBA fee income declined slightly from Q1 2014, but is up over 100% from Q2 2013 and pipelines remain robust • $25.1mm of production in Q2 2014, with YTD production of $55.7mm • Sales were $17.0mm in Q2 2014 at an average premium of 11.9%  Mortgage income declined slightly from Q1 2014, pipeline remains strong and significant cost were taken out in Q2 2014 as management focused on right-sizing the combined mortgage operation with production and revenue levels Diverse Drivers of Non-Interest Income Growth 11

$9,276 $8,564 $7,809 $7,909 $7,601 $1,425 $1,479 $1,472 $1,305 $1,284 $4,359 $4,498 $4,649 $4,382 $4,281 $18,962 $17,814 $17,306 $16,931 $15,941 $0 $8,000 $16,000 $24,000 $32,000 $40,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Non-Interest Expense Composition* ($000)  Combined non-interest expense declined 18.6% in Q2 2014 on an annualized basis • Driven by continued focus on cost reduction and realization of early merger redundancies  Mortgage reduced back-office support in Q2 2014 by $1mm annualized *Operating non-interest expense excludes merger/conversion costs and restructuring charges Total Non-Interest Expense $45,983 $32,832 $31,835 $33,924 $31,817 One-time charges ($11,961) ($477) ($599) ($3,397) ($2,710) Operating Non-Interest Expense* $34,022 $32,355 $31,263 $30,527 $29,107 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $ $4 $8,000 $12,00 $16, $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Ben fits $31,263 $32,355 $34,022 $30,527 $29,107 14.4% reduction in operating non-interest expense since Q2 2013 Non-Interest Expense Continues Downward Trend 12

 Disciplined loan growth of approximately $24mm • Driven by C&I and CRE in Charlotte and Raleigh with acceptable duration profile  Improving deposit profile • Non-time deposits grew to 64.3% of total deposits in Q2 2014, up from 63.5% of total deposits in Q2 2014 • Non-interest bearing demand deposits represent  16.7% of total deposits (1) Does not include impact of purchase accounting Deposit Composition – Quarter-over-Quarter Growth (1) Combined Gross Loans Outstanding ($mm) (1) $2,639 $2,687 $2,748 $2,765 $2,788 $2,600 $2,650 $2,700 $2,750 $2,800 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $486 $531 $587 $577 $946 $942 $1,163 $1,136 $0 $850 $1,700 $2,550 $3,400 Q1 2014 Q2 2014 Non-Interest Demand Interest-Bearing Demand Money Market & Savings Time Deposits $3,183 $3,186 Conservative Balance Sheet 13

10.6% 12.1% 12.6% 2.0% 6.0% 10.0% 14.0% Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based Combined Bank Level Capital Ratios (1) Strong Capital Position 14 (1) Estimated as of July 31, 2014

 Loan portfolio was adjusted to fair value at acquisition  Total mark $47 million  Credit mark $45 million  Accretible income $31 million (over the life of the acquired portfolio)  Other significant balance sheet marks  Time deposits $5 million  TruPs $18 million  Core deposit intangible $13 million  Goodwill $123 million  Deferred tax asset $5 million  Impact of purchase accounting  Pro Forma TBV $11.00 - $11.10  TCE / Assets 8.65% - 8.85% Purchase Accounting Update (Unaudited) 15

42.4% 34.8% 29.8% 28.6% 28.1% 23.0% 21.9% 21.5% 21.3% 17.0% 17.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Q2 2014 VantageSouth Yadkin ($ in thousands) Non-Purchased Impaired Loans Purchase Impaired Total Legacy VSB ALLL balance at 6/30/14 5,368$ 2,083$ 7,451$ Remaining purchase accounting mark pre YDKN 11,948 13,506 25,454 YDKN purchase accounting mark 30,269 16,376 46,645 Total combined effective reserve 47,585$ 31,965$ 79,550$ Legacy VSB loan balance 1,210,875$ 157,693$ 1,368,568$ YDKN loan balance 1,321,446 97,034 1,418,480 Total combined loan balance 2,532,321$ 254,727$ 2,787,048$ ALLL % 0.21% 0.82% 0.27% Remaining credit mark 1.48% 11.48% 2.39% Remaining interest rate mark 0.19% 0.02% 0.22% Combined effective reserve % 1.88% 12.55% 2.85% Combined Effective Reserve of 2.85% or $80mm Classified Asset Ratio (1) – Bank Level (1) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) (2) Estimated at Q2 2104 Asset Quality Improving 16 (2)

Key Financial Targets 17 Metric Target Q2 2014* Capital & Asset Quality: Tier 1 Leverage Ratio (Holding Company) 8.00% – 8.50% 9.00% – 9.50% Classified Assets / Tier 1 + ALLL < 30.0% 23.0% Annualized Net Charge-offs < 0.35% (0.07%) Financial Performance: ROAA – Operating > 1.25% 1.01% ROATCE – Operating > 12.5% 10.8% Net Interest Margin > 4.00% 4.07% Efficiency Ratio 60.0% 65.9% Noninterest Income / Revenue > 25.0% 19.8% Loan / Deposit Ratio 80% - 90% 88.6% *Combined YDKN and VSB

75% 100% 125% 150% 175% 200% 225% 250% Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Pric e Ch ang e VSB KBW Regional Bank S&P 500 YDKN Source: SNL Financial. Peers includes Southeast institutions with assets between $3.0-$10.0bn, NPAs / Assets less than 3.0% and LTM ROAA greater than 0.50% Trading multiples based on closing prices as of 8/28/2014 *Mean consensus EPS estimates as compiled by FactSet Price Performance Since December 30, 2012 33.2% 39.3% 110.7% 34.0% 11.9x 12.1x 12.2x 12.6x 12.6x 12.9x 12.9x 13.0x 13.4x 13.4x 13.9x 14.9x 17.5x BNCN YDKN CSFL UBSH WSBC SFNC SFBS CHCO SSB UCBI RNST HOMB OZRK Price / 2015 Estimated EPS* Comparable Bank Average Price / 2015 EPS* = 13.4x Attractive Valuation 18

Improving operating performance Experienced Management Scale through successful combination of two premier community banks Excellent credit quality Diverse business lines and revenue streams Conservative balance sheet Investment Highlights 19

Yadkin Financial Corporation NYSE: YDKN Contact: Terry Earley (919) 659-9015 terry.earley@yadkinbank.com